Exhibit 13.1

1 February 2010

CERTIFICATION OF LARS REBIEN SØRENSEN, CHIEF EXECUTIVE OFFICER OF NOVO NORDISK A/S, AND JESPER BRANDGAARD, CHIEF FINANCIAL OFFICER OF NOVO NORDISK A/S, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novo Nordisk A/S (the "Company") on Form 20-F for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lars Rebien Sørensen	/s/ Jesper Brandgaard

[Lars Rebien Sørensen]	[Jesper Brandgaard]
[President and CEO]	[Chief Financial Officer]

Novo Nordisk A/S	Novo Allé	Telephone:	Internet:	CVR number:
	2880 Bagsvaerd	+45 4444 8888	www.novonordisk.com	24 25 67 90
Denmark